Exhibit 10.10

Share Exchange Agreement

<u>הסכם</u>

שנערך ונחתם בתל-אביב, ביום 31 בחודש מאי 2020

-ב י ן-

TechCare Corp. (בתהליך שינוי שם לסיטרין גלובל קורפ.)

חברה המאוגדת במדינת דלאוור, ארה"ב

כתובת: המלאכה 3, תל אביב

ו/או באמצעות חברת בת ישראלית בבעלות מלאה (חברה בהקמה)
(להלן: **"סיטרין גלובל"**)

מצד אחד;

- ל ב י ן -

אינטליקנה בע"מ

ח.פ. 520040973

כתובת: שירתי 32, מושב גבעת ח"ן

(להלן: **"אינטליקנה"**)

מצד שני;

סיטרין גלובל ואינטליקנה יחד: **"הצדדים"**

הואיל וסיטרין גלובל הינה חברה ציבורית הנסחרת בארה"ב בשוק ה- OTCQB תחת הסימבול (TECR), ועוסקת ישירות ו/או באמצעות צדדים הקשורים אליה במתן פתרונות מימון ושירותי ייעוץ הכוללים סיוע במימון הון חוזר, בניית אסטרטגיה, הרחבת הפעילות הגלובלית, חיבור עם שותפים עיסקיים, רכישת נכסים, מיזוגים, רכישות והנפקות חברות במגוון סקטורים תוך התמקדות בתחומי ההייטק, ביוטק, הרפואה, הפודטק וחברות להן אישורים רגולטוריים בתחום הקנאביס הרפואי;

והואיל ואינטליקנה הינה חברה הנסחרת בבורסה לניירות ערך בתל אביב תחת הסימבול TASE:INTL ועוסקת בתחום

הקנאביס הרפואי בישראל ומחזיקה בכל הרישיונות הנדרשים לצורך פעילות זו מהרגולטור וכל הרשויות הרלוונטיות.

והואיל וסיטרין גלובל מעוניינת לרכוש מניות של אינטליקנה בשווי חמש מאות אלפי דולר ארה"ב (להלן: **"מניות אינטליקנה"**);

והואיל וסיטרין גלובל מעוניינת לשלם על רכישת מניות אינטליקנה באמצעות הקצאת מניות של סיטרין גלובל בשווי חמש מאות אלפי דולר ארה"ב (להלן: **"מניות סיטרין גלובל"**)

והואיל ואינטליקנה מוכנה לקבל את מניות סיטרין גלובל בתמורה להקצאת מניות אינטליקנה;

והואיל והצדדים החליטו להיקשר בהסכם זה בכפוף לתנאים המפורטים להלן:

<u>לפיכך, הוצהר, הותנה והוסכם בין הצדדים כדלהלן:</u>

1. <u>מבוא כותרות ונספחים</u>

1.1 המבוא להסכם זה והנספחים המצורפים לו מהווים חלק בלתי נפרד הימנו.

1.2 כותרות הסעיפים בהסכם זה ניתנו לנוחות ההתמצאות בלבד ואין לעשות בהן כל שימוש לצורך פרשנותו.

2. <u>הצהרות סיטרין גלובל</u>

2.1 סיטרין גלובל הינה חברה רשומה במדינת דלאוור, ארה"ב, אשר מניותיה נסחרות בשוק ה-OTC בארה"ב והינה בעלת סמכות להקצות כדין את מניות סיטרין גלובל, אשר עם הקצאתן תהיינה בבעלותה הבלעדית של אינטליקנה כשהן אינן כפופות לזכויות של צד שלישי כלשהו.

2.2 החתום/ים מטה מטעם סיטרין גלובל הינו/ם מורשה/י חתימה המוסמך/ים לחייב את סיטרין גלובל בתנאי הסכם זה בכפוף לאישור העיסקה נשוא הסכם זה על ידי האורגנים המוסמכים של סיטרין גלובל.

3. <u>הצהרות אינטליקנה</u>

3.1 אינטליקנה הינה חברה רשומה במדינת ישראל, אשר מניותיה נסחרות בבורסה לניירות ערך בתל אביב והינה בעלת סמכות להקצות כדין את מניות אינטליקנה, אשר עם הקצאתן תהיינה בבעלותה הבלעדית של סיטרין גלובל כשהן אינן כפופות לזכויות של צד שלישי כלשהו.

3.2 החתום/ים מטה מטעם אינטליקנה הינו/ם מורשה/י חתימה המוסמך/ים לחייב את אינטליקנה בתנאי הסכם זה בכפוף לאישור העיסקה נשוא הסכם זה על ידי האורגנים המוסמכים של אינטליקנה.

.4 <u>עיסקת החלפת מניות:</u>

4.1 עיסקת החלפת מניות בין סיטרין גלובל, אשר מניותיה נסחרות בשוק ה-OTC בארה"ב, לבין אינטליקנה, אשר מניותיה נסחרות בבורסה לניירות ערך בתל אביב.

4.2 מייד לאחר החתימה על הסכם זה תפעל אינטליקנה לקבל את אישור הבורסה לניירות ערך בתל אביב (להלן: **"הבורסה"**) על הקצאת מניות אינטליקנה. מייד עם קבלת אישור הבורסה, תקצה אינטליקנה לסיטרין גלובל את מניות אינטליקנה.

4.3 בתמורה, תקצה מייד סיטרין גלובל לאינטליקנה את מניות סיטרין גלובל.

4.4 שערי מניות סיטרין גלובל ומניות אינטליקנה לצורך קביעת מספר המניות שתוקצינה לפי סעיפים 4.2 ו-4.3 לעיל יתבססו על המחיר הממוצע של המניות של סיטרין גלובל והמניות של אינטליקנה בשוק בו הן נסחרות (אינטליקנה - בבורסה לניירות ערך בתל אביב; סיטרין גלובל - בשוק ה-OTC בארה"ב) ב-3 ימי המסחר שקדמו לביצוע ההקצאות לפי סעיפים 4.2 ו-4.3. שערי המניות היומיים של סיטרין גלובל ושל אינטליקנה לעניין חישוב זה יתבססו על ה-VWAP (Volume-Weighted Average Price) היומי.

4.5 מניות סיטרין גלובל תהיינה ניתנות למכירה בהסתמך על רישומן במסגרת תשקיף שאושר על ידי רשות ניירות ערך האמריקאית או בהתבסס על אחד הפטורים תחת חוק

ניירות ערך האמריקאי המאפשר מכירה חוזרת של מניות סיטרין גלובל. תום תקופת החסימה צפוי להיות 6 חודשים ממועד ההקצאה של מניות סיטרין גלובל, אלא אם כן מניות סיטרין גלובל תהיינה רשומות במסגרת תשקיף שאושר על ידי רשות ניירות ערך האמריקאית במועד מוקדם יותר.

4.6 מניות אינטליקנה תהיינה ניתנות למכירה בהסתמך על רישומן במסגרת תשקיף שאושר על ידי רשות ניירות ערך הישראלית או בהתבסס על אחד הפטורים תחת חוק ניירות ערך הישראלי והתקנות לפיו. תום תקופת החסימה צפוי להיות 6 חודשים ממועד ההקצאה של מניות אינטלקנה ולאחר מכן תחול מגבלה על שיעור המכירה במהלך "התקופות הנוספות" לפי סעיף 15ג. לחוק ניירות ערך הישראלי והתקנות לפיו. אם מניות אינטליקנה תהיינה רשומות במסגרת תשקיף שאושר על ידי רשות ניירות ערך הישראלית, לא יהיה תוקף למגבלות האמורות לעיל בסעיף זה.

4.7 על אף האמור לעיל, הצדדים מתחייבים לא למכור מניות שתוקצינה להם תחת הסכם זה עד תום שישה חודשים מיום ביצוע ההקצאה בפועל. לאחר תקופה של 6 חודשים כאמור, ובכפוף לעמידה בדרישות החוק, יהיו הצדדים רשאים למכור את מניות אינטליקנה ומניות סיטרין גלובל במהלך יום מסחר אחד בשיעור שלא יעלה על 10% מהמחזור היומי הממוצע של המניות הנמכרות ב-60 הימים שקדמו ליום ביצוע המכירה.

5. <u>כללי</u>

5.1 כל צד אחראי בתשלום המיסים, ככל שיחולו עליו, כתוצאה מביצוע העסקה לפי הסכם זה.

5.2 לא יהיה תוקף לשינוי או עדכון להסכם זה, למעט אם השינוי או העדכון ייערכו בכתב וייחתמו על ידי הצדדים להסכם.

5.3 כתובות הצדדים להסכם זה הן כמופיע במבוא להסכם זה וכל הודעה שתשלח בדואר רשום לצד האחר על פי כתובתו כאמור, תחשב כאילו הגיעה לידיעת הנמען תוך 72 שעות מיום שיגורה בדואר רשום.

5.4 הדין החל על הצדדים בכל הנוגע להתקשרות בהסכם זה ו/או לסיומו הינו דין מדינת ישראל ובית המשפט המוסמך הינו בית המשפט בתל אביב יפו.

5.5 הסכם זה כפוף לאישורי האורגנים המוסמכים של הצדדים.

ולראיה באו הצדדים על החתום:

______________	______________
שם מלא: ______________	שם מלא:
תפקיד: ______________	תפקיד:
TechCare Corp.	**אינטליקנה**
בע"מ בתהליך שינוי שם לסיטרין גלובל קורפ	